EQ ADVISORS TRUST

CROSSINGS ALLOCATION PORTFOLIOS

SUPPLEMENT DATED OCTOBER 9, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

This supplement updates certain information contained in the above-mentioned Prospectus of EQ Advisors Trust (the “Trust”), as supplemented. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with updated information about the liquidation and termination of the Crossings Conservative Allocation Portfolio, Crossings Conservative-Plus Allocation Portfolio, Crossings Moderate Allocation Portfolio, Crossings Moderate-Plus Allocation Portfolio and Crossings Aggressive Allocation Portfolio (individually, a “Crossings Portfolio” and collectively, the “Crossings Portfolios”).

LIQUIDATION OF THE CROSSINGS PORTFOLIOS

Effective October 9, 2009, in accordance with the Plan of Liquidation and Termination approved by the Trust’s Board of Trustees on June 3, 2009, the Crossings Portfolios have been liquidated, and are no longer being offered by EQ Advisors Trust. In addition, the Crossings Portfolios are no longer available under any variable life or annuity product.

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